SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2002

SOBIESKI BANCORP, INC. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	0-25518 (Commission File Number)	35-1942803 (IRS Employer Identification No.)
2930 W. Cleveland Road, South Bend, Indiana (Address of principal executive offices)	46628 (Zip Code)

Registrant's telephone number, including area code (574) 271-8300

N/A (Former name or former address, if changed since last report)
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Item 5.   Other Events

              On May 14, 2002, Sobieski Bancorp, Inc. issued the press release attached hereto as Exhibit 99.

Item 7.   Financial Statements and Exhibits

          (c)       Exhibits

                       99      Press release dated May 14, 2002

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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SOBIESKI BANCORP, INC.
Date:	May 14, 2002	/s/ Thomas F. Gruber Thomas F. Gruber, President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
99	Press Release dated May 14, 2002